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                                                                     EXHIBIT 4.3


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
                                                 SEE REVERSE SIDE FOR RESTRICTIONS

                                                   INCORPORATED UNDER THE LAWS OF



                                                              DELAWARE


          NUMBER                                                                                                       SHARES
         [      ]                                                                                                     [      ]


                                                            AVIALL, INC.


         THE CORPORATION IS AUTHORIZED TO ISSUE 160,000 SHARES OF SERIES D SENIOR CONVERTIBLE PARTICIPATING PREFERRED STOCK
                                                     PAR VALUE $0.01 PER SHARE


                                                             [SPECIMEN]


               THIS CERTIFIES THAT __________________________________________________________________________ is the

               registered holder of _________________________________________________________________________ Shares

             OF SERIES D SENIOR CONVERTIBLE PARTICIPATING PREFERRED STOCK, PAR VALUE $0.01 PER SHARE, OF AVIALL, INC.


                             transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed

                         IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereto affixed this ________________________ day of _______________________ A.D. 2002


                                                          [SEAL]

------------------------------------------                                        -------------------------------------------------
              PRESIDENT                                                                              SECRETARY
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THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER
THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE
SECURITIES LAW, AND MAY NOT BE OFFERED, SOLD, TRANSFERRED OR OTHERWISE DISPOSED
OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR PURSUANT TO AN
EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION
REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER SET FORTH IN THAT CERTAIN SECURITIES PURCHASE AGREEMENT, DATED AS OF DECEMBER 17, 2001, A COPY OF WHICH IS ON FILE AT THE OFFICES OF THE COMPANY.

THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF OF THE CORPORATION, AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. A STOCKHOLDER MAY MAKE THE REQUEST TO THE CORPORATION AT ITS PRINCIPAL EXECUTIVE OFFICES.

                            [CERTIFICATE FOR SHARES]

     For Value Received, ____________ hereby sell, assign and transfer unto
______________________________________________________________________________
__________________________________ Shares represented by the within Certificate, and do hereby irrevocably constitute and appoint ______________________________ Attorney to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

     Dated
           ---------------------------------------
           In presence of


NOTICE. THE SIGNATURE OF THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.